Exhibit 99.1

Red River Bancshares, Inc. Announces
Renewal of Stock Repurchase Program

ALEXANDRIA, La., November 4, 2022 (GLOBE NEWSWIRE) – Red River Bancshares, Inc. (Nasdaq: RRBI) (the “Company”) announced today that its board of directors approved the renewal of its stock repurchase program, which will expire on December 31, 2022. The repurchase program authorizes the Company to purchase up to $5 million of its outstanding shares of common stock from January 1, 2023 through December 31, 2023. Blake Chatelain, the Company’s President and Chief Executive Officer, said, “We are pleased to renew our stock repurchase program for 2023, which reinforces our commitment to returning excess capital to our shareholders.” Repurchases may be made from time to time in the open market at prevailing prices and based on market conditions, or in privately negotiated transactions.

About Red River Bancshares, Inc.
The Company is the bank holding company for Red River Bank, a Louisiana state-chartered bank established in 1999 that provides a fully integrated suite of banking products and services tailored to the needs of commercial and retail customers. Red River Bank operates from a network of 28 banking centers throughout Louisiana and one combined loan and deposit production office in New Orleans, Louisiana. Banking centers are located in the following Louisiana markets: Central, which includes the Alexandria metropolitan statistical area (“MSA”); Northwest, which includes the Shreveport-Bossier City MSA; Capital, which includes the Baton Rouge MSA; Southwest, which includes the Lake Charles MSA; the Northshore, which includes Covington; Acadiana, which includes the Lafayette MSA; and New Orleans.

Forward-Looking Statements
This press release may contain forward-looking statements that are based on various facts and derived using numerous assumptions that are subject to known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information concerning the timing, manner, amount, and overall impact of future purchases under the repurchase program, as well as any other statement other than statements of historical fact. Words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words, or such other comparable words or phrases are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about the Company’s industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, assumptions, and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these

Exhibit 99.1
forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Unless required by law, the Company also disclaims any obligation to update any forward-looking statements. Interested parties should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that the Company faces. For a discussion of these risks and other factors, please see the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent quarterly reports on Form 10-Q, and in other documents that we file with the Securities and Exchange Commission from time to time.

Contact:
Julia Callis
Vice President, Corporate Counsel & Investor Relations Officer
318-561-4042
julia.callis@redriverbank.net

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